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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)     October 4, 1999
                                                         ----------------------






                           REPUBLIC BANCSHARES, INC.
             (Exact Name of registrant as specified in its charter)


           Florida                       0-27652                59-1463900
           -------                       -------                ----------
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)          identification No.)

                             111 Second Avenue N.E.
                            St. Petersburg, FL 33701
                            ------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (727) 823-7300



         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On September 24, 1999, the Company announced that it had (i) completed a private placement of $15.0 million of Subordinated Debt; (ii) refinanced its $7.0 million of debt to its directors; (iii) completed the sale of the Georgia office of its thrift subsidiary, subsequently dissolving its thrift subsidiary; and (iv) paid down the principal amount of its $25.0 million loan from SunTrust Bank, N.A. by $15.0 million.

         The content of the report is comprised of the press release text relating to this matter included in this filing as Exhibit 99. Statements in this release may constitute forward-looking statements that are based on the current beliefs and expectations of the Company's management, as well as assumptions made by, and information currently available to, the Company's management. Forward-looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to economic, competitive and other factors affecting the Company and its operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

         99.  Press release dated September 24, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REPUBLIC BANCSHARES, INC.
                                                 (Registrant)



Date:    September 24, 1999               By: /s/ William R. Falzone
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                                                  William R. Falzone
                                                  Treasurer